UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VARIAN MEDICAL SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Varian Medical Systems, Inc.

3100 Hansen Way

Palo Alto, CA 94304

SUPPLEMENT TO PROXY STATEMENT FOR

2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, FEBRUARY 20, 2014

To Our Stockholders:

On or about January 6, 2014, you were mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) or a full set of proxy materials, including a Notice of Annual Meeting of Stockholders, accompanying Proxy Statement (the “Proxy Statement”) and proxy card, for the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Varian Medical Systems., Inc. (“we,” “us,” “our” or the “Company”).

The purpose of this supplement (“Proxy Supplement”) is to file a revised proxy card to amend the proxy card that we filed and mailed on January 6, 2014. The revised proxy card indicates that the approval of Proposal 5 is conditioned upon approval of Proposal 6, and that the approval of Proposal 6 is conditioned upon approval of Proposal 5. This means that if either Proposal 5 or Proposal 6 is not approved, neither Proposal 5 nor Proposal 6 will be approved. This was clearly stated in the Proxy Statement but was not stated on the proxy card itself.

The Proxy Statement remains unchanged, continues to apply and should be considered (along with this Proxy Supplement and the revised proxy card) in casting your vote in connection with the Annual Meeting.

This Proxy Supplement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. As a stockholder, your vote is very important and the Board of Directors strongly encourages you to exercise your right to vote whether or not you plan to attend the Annual Meeting.

If you have already submitted your vote, this Proxy Supplement does not require that you vote again. If you have previously submitted a proxy card or voting instructions and wish to change your vote, please re-submit your vote in one of the following ways:

•	Via the Internet at www.proxyvote.com;

•	By telephone (within the U.S. or Canada) toll-free at 1-800-690-6903;

•	By signing and returning a proxy card if you have received paper materials; or

•	By attending the Annual Meeting and voting in person.

If you have not yet submitted a proxy card or voting instructions, we encourage you to submit your vote online or by telephone. Please note that if you originally received paper copies of the Proxy Statement, including a proxy card, you will be receiving in the mail a current version of the proxy card. Please discard the former version of the proxy card and instead, please submit your votes using the current version that will be sent to you. Votes cast using either version of the proxy card will be counted.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on February 20, 2014.

This Proxy Supplement, the Notice of Annual Meeting and Proxy Statement and our Annual Report for the fiscal year ended September 27, 2013 are available at www.proxyvote.com. In addition, if you have not received a copy of our proxy materials and would like to receive one for the Annual Meeting or for future stockholder meetings, or if you would like to receive the current version of the proxy card, you may request paper or e-mail copies as follows:

•	By telephone: call 1-800-579-1639 free of charge and follow the instructions;

•	Via the Internet: go to www.proxyvote.com and follow the instructions; or

•	By e-mail: send an e-mail message to sendmaterial@proxyvote.com. Please send a blank e-mail and put the 12-digit control number located in your Notice in the subject line.

Please make the request as instructed above on or before February 1, 2014 to facilitate timely delivery.

January 14, 2014

VARIAN
medical systems

A partner for life

VARIAN MEDICAL SYSTEMS, INC.
3100 HANSEN WAY
PALO ALTO, CA 94304

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on February 19, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on February 19, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M64911-P45413-Z62112

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

VARIAN MEDICAL SYSTEMS, INC.

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR all Proposals.

	For All	Withhold All	For All Except
1. To elect the following nominees for a term ending at the 2017 Annual Meeting of Stockholders:	☐	☐	☐

Nominees:

01) Susan L. Bostrom
02) Regina E. Dugan
03) Venkatraman Thyagarajan
04) Dow R. Wilson

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

	For	Against	Abstain
2. To approve the compensation of the Varian Medical Systems, Inc. named executive officers as described in the Proxy Statement.	☐	☐	☐
3. To approve the Varian Medical Systems, Inc. Management Incentive Plan.	☐	☐	☐
4. To ratify the appointment of PricewaterhouseCoopers LLP as Varian Medical Systems, Inc.'s independent registered public accounting firm for fiscal year 2014.	☐	☐	☐
5. To approve an amendment to the Varian Medical Systems, Inc. Certificate of Incorporation to declassify the Board of Directors, if the elimination of cumulative voting pursuant to Proposal 6 is approved.	☐	☐	☐
6. To approve an amendment to the Varian Medical Systems, Inc. Certificate of Incorporation to eliminate cumulative voting for directors, if the elimination of the classified board pursuant to Proposal 5 is approved.	☐	☐	☐

The proxyholders are authorized to vote on any other business as is properly brought before the Annual Meeting for action in accordance with their judgment as to the best interests of Varian Medical Systems, Inc.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

NOTE: Please sign exactly as name appears on your stock certificate. If the stock is registered in the name of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their names.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting and Proxy Statement and Annual Report to Stockholders are available at http://materials.proxyvote.com.M64912-P45413-Z62112PROXY VARIAN MEDICAL SYSTEMS, INC. Proxy for Annual Meeting of Stockholders - February 20, 2014 This Proxy is Solicited on Behalf of the Board of Directors The undersigned stockholder of Varian Medical Systems, Inc. (the “Company”) hereby constitutes and appoints DOW R. WILSON and JOHN W. KUO, and each of them, proxies and attorneys-in-fact of the undersigned, with full power of substitution, to vote all the shares of Common Stock of Varian Medical Systems, Inc. standing in the name of the undersigned, at the Annual Meeting of Stockholders to be held at the Company’s headquarters at 3100 Hansen Way, Palo Alto, California 94304, on February 20, 2014, at 4:30 p.m. Pacific Time, and at any adjournment(s) or postponement(s) thereof (the “Annual Meeting”). If you need directions to the Annual Meeting so that you may attend and vote in person, please contact our Investor Relations department at investors@varian.com.Unless a contrary direction is indicated, the proxyholders will vote the undersigned’s shares FOR the election of the nominees for director, FOR approval of the compensation of the Company’s named executive officers as described in the Proxy Statement, FOR the approval of the Company’s Management Incentive Plan, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2014, FOR the approval of an amendment to the Company’s Certificate of Incorporation to declassify the Board and FOR an amendment to the Company’s Certificate of Incorporation to eliminate cumulative voting for directors and, in accordance with the judgment of the proxyholder as to the best interests of the Company, upon any other business as may properly come before the meeting or any adjournment or postponement thereof. With respect to the election of directors, the proxyholders shall have full discretion and authority to vote cumulatively and to allocate votes among any or all of the nominees of the Board of Directors in any order as they may determine. If specific instructions are indicated, including with respect to cumulative voting for directors, this Proxy will be voted in accordance therewith. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)IF YOU ELECT TO VOTE BY MAIL, PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE If you vote by telephone or the Internet, please DO NOT mail back this proxy card. (Continued and to be signed on reverse side)